UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	February 28, 2021

Date of reporting period:	March 1, 2020 — August 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Small Cap Value Fund

Semiannual report
8 | 31 | 20

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PSLAX

Putnam
Small Cap Value
Fund

Semiannual report
8 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

October 7, 2020

Dear Fellow Shareholder:

As the world continues to confront the challenges of the COVID-19 pandemic, financial markets, it seems, are enjoying a respite from fear. U.S. markets rallied this summer despite many challenges that weighed down economic activity, including the public health impact of the pandemic, high unemployment, and tensions related to calls for racial equity. In this context, Putnam continues to pursue superior investment performance for you and your fellow shareholders while also working toward its goals of improving diversity and inclusion within its organization.

We would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well. We are also pleased to welcome Mona K. Sutphen to the Board. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/20. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 13–14.

2 Small Cap Value Fund

How was the market environment for U.S. small - cap value stocks during the six months ended August 31, 2020?

Small-cap value stocks struggled during the period due to the COVID-19 pandemic and the ensuing economic downturn. As a result of shelter-in-place and lockdown orders, the United States entered a recession in March 2020, and the nearly 11-year U.S. bull market came to a halt. Investors shifted out of more vulnerable investments, particularly those in industries exposed to the pandemic or cyclical investments whose fates were tied to economic growth. They moved into relatively safer, lower-risk strategies that tend to be more resilient in slow-growth periods. Consequently, in March, stocks and other high-risk assets experienced their worst month of performance in decades.

With economic and market conditions deteriorating quickly, policy makers took extraordinary steps and introduced massive fiscal stimulus and monetary policy support. These actions were well-received by investors, and a sharp rally followed in April. As the repercussions of the pandemic came to be better understood and policy initiatives eased economic concerns,

Small Cap Value Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 8/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Small Cap Value Fund

equity markets continued to recover for the balance of the period.

The rally, however, was led by large-cap and growth stocks. Investor preferences for these stocks created a bifurcation across equity markets. The Russell 1000 Growth Index, a measure of large-cap growth stock performance, climbed 36.94% during the six-month reporting period ended August 31, 2020. The tech-heavy NASDAQ Index rose 38.10% for the same period. In comparison, the Russell 2000 Value Index, the fund’s small-cap value benchmark, returned –3.66% for the reporting period.

How did the fund perform during the reporting period?

The fund underperformed its benchmark and the average return for the funds in its Lipper peer group. This was primarily due to not holding some stocks in the benchmark that outperformed during the period. For instance, we did not own Novavax, a biotechnology company that was added to the benchmark in June 2020. In August 2020, Novavax announced that it had positive Phase 1 data for its COVID-19 vaccine candidate. Additionally, we held overweight positions relative to the benchmark in a handful of stocks that were disproportionally affected by the pandemic. With our confidence in a rebound slipping for a few of those stocks, such as The Cheesecake Factory and Express, we sold the positions. We reallocated sale proceeds into stocks that we believed offered better long-term prospects.

What other holdings detracted from investment results during the reporting period?

Brookdale Senior Living, which owns and operates over 700 senior living and retirement communities in the United States, was the top detractor during the period. The risks posed by COVID-19 resulted in fewer new residents moving in and questions about how Brookdale would handle costs related to the pandemic. Despite these challenges, we remain committed to this stock and what we view as a turnaround story that was well underway before the pandemic surfaced. In our opinion, supply and demand dynamics are moving back in alignment as oversupply is being absorbed and new construction of facilities is on hold. Longer term, we believe the emergence of a vaccine will increase demand as confidence returns. Given our outlook, we added to the position during the sell-off.

Cars.com, the online vehicle marketplace that connects car buyers and dealers, also struggled during the period. The company faced challenges due to falling sales amid the pandemic and heightened competition from direct-to-consumer competitors offering discounts. We sold the position at a loss before period-end and reallocated the proceeds into other consumer cyclical stocks that offered more attractive prospects, in our view.

ProPetro Holding, an oil and gas pressure pumping company, suffered in the wake of sharply falling energy prices and oil futures that turned negative in May 2020. With the company operating fewer active pressure pumping fleets due to lack of demand and concerns about a longer recovery for these assets, we sold the stock at a loss during the period.

Could you discuss some holdings that contributed most to fund performance?

The fund’s best-performing holding was Vista Outdoor, a global marketer of consumer products for the outdoor sports and recreation markets. Some of its most popular brands include CamelBak, Camp Chef, and Bushnell Outdoor Products. We bought the stock in late 2019 based on what we viewed as an ongoing turnaround story and management’s effective

Small Cap Value Fund 5

repositioning of its brands and distribution. Due to higher ammunition sales and increased outdoor activity during the pandemic, the stock tripled in value during the six-month period.

Another notable stock among the top performers was Big Lots, which was helped by the recession as shoppers focused on value purchases. Big Lots also benefited from retailers getting rid of large seasonal inventory that failed to move during the pandemic or companies that went out of business. Prior to the recession, the stock was deeply undervalued, in our view. With several performance catalysts being realized during the period, we trimmed the position to lock in profits.

The fund’s investments in Purple Innovation, a leading comfort technology company that designs and manufactures products to improve how people sleep, was another top performer. Purple Innovation is proving to be a disrupter in the traditional mattress industry with its innovative products, direct-to-consumer sales, and favorable return policies. Due to its robust online sales effort, the company gained market share from competitors whose brick and mortar stores closed amid stay-at-home orders. We strategically added to the position during a period of weakness and trimmed when the stock was rallying to lock in profits. We remain upbeat about the company’s growth prospects.

With regard to the fund’s sector positioning strategy, our decision to underweight financials and overweight technology and consumer cyclicals aided performance relative to the fund’s benchmark. Outside of those sectors, we avoided any large sector overweights or underweights to minimize risk.

What is your outlook for the coming months?

We believe the economy is technically recovering, but the rebound is not going to feel like past recoveries. In our view, it is likely to be long and choppy due to the uncertainty surrounding the timing of a COVID-19 vaccine and the presidential election. Against this backdrop, we believe the U.S. stock market will continue to experience higher-than-average volatility.

With their less robust balance sheets, smaller companies may take more time to recover from the unprecedented shock posed by COVID-19 than larger companies. However, small companies can be more agile than their larger counterparts and are often able to respond more quickly to market trends or demand for new products and services. Should health

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Small Cap Value Fund

concerns abate, small-cap value stocks could see renewed interest from a broader swath of investors. Also, given the disinflationary impact of the pandemic, we are encouraged by the Federal Reserve’s more accommodative stance on inflation. Value stocks tend to perform better in inflationary periods than growth stocks.

We believe this environment plays to our strength as a research-driven asset manager and our ability to capitalize on market weakness to build long-term value for our shareholders.

Thank you, Mike, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Small Cap Value Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/20
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (4/13/99)
Before sales charge	7.51%	117.92%	8.10%	7.93%	1.54%	–12.43%	–4.33%	–7.10%	–5.07%
After sales charge	7.21	105.39	7.46	1.73	0.34	–17.47	–6.20	–12.44	–10.53
Class B (5/3/99)
Before CDSC	7.29	108.14	7.61	3.97	0.78	–14.39	–5.05	–7.86	–5.45
After CDSC	7.29	108.14	7.61	2.93	0.58	–15.75	–5.55	–12.41	–10.18
Class C (7/26/99)
Before CDSC	7.13	102.17	7.29	3.89	0.77	–14.40	–5.05	–7.81	–5.48
After CDSC	7.13	102.17	7.29	3.89	0.77	–14.40	–5.05	–8.72	–6.43
Class R (3/30/07)
Net asset value	7.24	112.52	7.83	6.63	1.29	–13.06	–4.56	–7.26	–5.11
Class R5 (11/1/13)
Net asset value	7.78	124.21	8.41	9.59	1.85	–11.71	–4.07	–6.95	–4.96
Class R6 (11/1/13)
Net asset value	7.81	125.87	8.49	10.20	1.96	–11.30	–3.92	–6.74	–4.86
Class Y (1/3/01)
Net asset value	7.76	123.36	8.37	9.31	1.80	–11.78	–4.09	–6.91	–4.97

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after six years.

Class C share performance reflects conversion to class A shares after 10 years.

8 Small Cap Value Fund

Comparative index returns For periods ended 8/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 2000 Value
Index	8.14%	130.50%	8.71%	23.82%	4.37%	–4.10%	–1.39%	–6.14%	–3.66%
Lipper Small-Cap
Value Funds category	8.37	121.06	8.18	15.79	2.86	–5.97	–2.13	–6.20	–2.48
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/20, there were 225, 216, 200, 185, 124, and 44 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month ended 8/31/20
	Class A		Class B	Class C	Class R	Class R5	Class R6	Class Y
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
2/29/20	$9.46	$10.04	$6.97	$6.93	$9.19	$10.09	$10.08	$10.06
8/31/20	8.98	9.53	6.59	6.55	8.72	9.59	9.59	9.56

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Small Cap Value Fund 9

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/20
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (4/13/99)
Before sales charge	7.25%	86.62%	6.44%	6.86%	1.34%	–20.90%	–7.52%	–15.46%	30.00%
After sales charge	6.95	75.89	5.81	0.72	0.14	–25.45	–9.33	–20.32	22.53
Class B (5/3/99)
Before CDSC	7.03	78.39	5.96	2.81	0.56	–22.74	–8.24	–16.11	29.42
After CDSC	7.03	78.39	5.96	1.78	0.35	–23.97	–8.73	–20.26	24.42
Class C (7/26/99)
Before CDSC	6.88	72.89	5.63	2.79	0.55	–22.74	–8.24	–16.22	29.40
After CDSC	6.88	72.89	5.63	2.79	0.55	–22.74	–8.24	–17.05	28.40
Class R (3/30/07)
Net asset value	6.98	82.00	6.17	5.54	1.08	–21.47	–7.74	–15.66	29.75
Class R5 (11/1/13)
Net asset value	7.52	91.96	6.74	8.32	1.61	–20.31	–7.29	–15.25	30.11
Class R6 (11/1/13)
Net asset value	7.56	93.59	6.83	9.11	1.76	–19.90	–7.13	–15.13	30.26
Class Y (1/3/01)
Net asset value	7.50	91.20	6.70	8.05	1.56	–20.40	–7.32	–15.32	30.06

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 2/29/20	1.56%	2.31%	2.31%	1.81%	1.23%	1.13%	1.31%
Annualized expense ratio for the
six-month period ended 8/31/20	1.30%	2.05%	2.05%	1.55%	0.95%	0.85%	1.05%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.33%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

10 Small Cap Value Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/20 to 8/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$6.39	$10.05	$10.05	$7.61	$4.67	$4.18	$5.16
Ending value (after expenses)	$949.30	$945.50	$945.20	$948.90	$950.40	$951.40	$950.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/20, use the following calculation method. To find the value of your investment on 3/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$6.61	$10.41	$10.41	$7.88	$4.84	$4.33	$5.35
Ending value (after expenses)	$1,018.65	$1,014.87	$1,014.87	$1,017.39	$1,020.42	$1,020.92	$1,019.91

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Small Cap Value Fund 11

Consider these risks before investing

Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks are generally greater for small and midsize companies. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

12 Small Cap Value Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Nasdaq Composite Index is a widely recognized, market-capitalization-weighted index that is designed to represent the performance of NASDAQ securities and includes over 3,000 stocks.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to

Small Cap Value Fund 13

the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2020, Putnam employees had approximately $505,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID 19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

14 Small Cap Value Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2020. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

Small Cap Value Fund 15

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. However, in the case of your fund, the first expense limitation applied during its fiscal year ending in 2019. PSERV has agreed to maintain the first expense limitation until at least August 31, 2021 and Putnam Management has agreed to maintain the second expense limitation until at least June 30, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends

16 Small Cap Value Fund

in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The

Small Cap Value Fund 17

Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Small-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2019 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	3rd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2019, there were 242, 220 and 202 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management

18 Small Cap Value Fund

contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Small Cap Value Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Small Cap Value Fund

The fund’s portfolio 8/31/20 (Unaudited)

COMMON STOCKS (95.9%)*	Shares	Value
Aerospace and defense (2.9%)
Maxar Technologies, Inc.	51,400	$1,189,910
Parsons Corp. †	41,116	1,367,518
Vectrus, Inc. †	38,520	1,672,153
		4,229,581
Airlines (1.0%)
Allegiant Travel Co.	11,200	1,440,320
		1,440,320
Auto components (0.9%)
Cooper Tire & Rubber Co.	39,377	1,361,263
		1,361,263
Banks (13.4%)
Ameris Bancorp	39,100	958,732
Baycom Corp. †	67,700	784,305
Coastal Financial Corp./WA †	29,374	403,893
ConnectOne Bancorp, Inc.	103,324	1,562,259
First Bancshares, Inc. (The)	36,200	776,128
First Horizon National Corp.	142,900	1,364,695
Independent Bank Corp./MI	70,100	1,045,191
Investors Bancorp, Inc. S	195,265	1,513,304
Lakeland Bancorp, Inc.	149,900	1,593,437
OceanFirst Financial Corp.	61,000	952,210
OFG Bancorp (Puerto Rico)	129,200	1,658,928
Professional Holding Corp. Class A †	84,379	976,265
QCR Holdings, Inc.	54,283	1,626,862
Southern First Bancshares, Inc. †	36,646	949,131
TCF Financial Corp.	51,500	1,384,320
TriCo Bancshares	22,400	620,256
Univest Financial Corp.	74,500	1,198,705
		19,368,621
Biotechnology (0.8%)
Ligand Pharmaceuticals, Inc. † S	11,100	1,132,200
		1,132,200
Building products (3.7%)
Builders FirstSource, Inc. †	43,900	1,344,218
Griffon Corp.	88,209	1,916,782
Quanex Building Products Corp. S	121,134	2,036,263
		5,297,263
Chemicals (2.6%)
AdvanSix, Inc. †	92,500	1,177,525
Element Solutions, Inc. †	125,000	1,343,750
Koppers Holdings, Inc †	52,200	1,255,932
		3,777,207
Commercial services and supplies (4.0%)
ACCO Brands Corp.	201,300	1,304,424
CECO Environmental Corp. † S	184,706	1,565,383
KAR Auction Services, Inc.	92,500	1,603,950
UniFirst Corp./MA	7,200	1,386,864
		5,860,621

Small Cap Value Fund 21

COMMON STOCKS (95.9%)* cont.	Shares	Value
Communications equipment (0.7%)
Ribbon Communications, Inc. †	250,700	$1,072,996
		1,072,996
Construction and engineering (3.5%)
MasTec, Inc. † S	25,900	1,196,839
MYR Group, Inc. †	34,086	1,322,878
Sterling Construction Co., Inc. †	84,200	1,190,588
WillScot Mobile Mini Holdings Corp. †	75,600	1,353,240
		5,063,545
Construction materials (0.8%)
Tecnoglass, Inc. (Colombia) S	204,100	1,124,591
		1,124,591
Containers and packaging (1.8%)
Berry Global Group, Inc. †	26,100	1,345,194
Silgan Holdings, Inc.	34,700	1,320,682
		2,665,876
Distributors (0.9%)
Core-Mark Holding Co., Inc.	39,200	1,310,064
		1,310,064
Diversified consumer services (0.7%)
Universal Technical Institute, Inc. †	146,400	1,032,120
		1,032,120
Electric utilities (1.1%)
PNM Resources, Inc.	36,400	1,589,952
		1,589,952
Electrical equipment (0.9%)
nVent Electric PLC (United Kingdom)	68,200	1,303,984
		1,303,984
Electronic equipment, instruments, and components (1.8%)
Jabil, Inc.	29,311	1,000,971
SYNNEX Corp.	12,851	1,634,005
		2,634,976
Energy equipment and services (1.3%)
Newpark Resources, Inc. †	940,900	1,834,755
		1,834,755
Entertainment (2.3%)
IMAX Corp. (Canada) †	103,900	1,596,943
Lions Gate Entertainment Corp. Class A † S	177,128	1,725,227
		3,322,170
Equity real estate investment trusts (REITs) (7.0%)
Alpine Income Property Trust, Inc. R	104,649	1,518,457
Diversified Healthcare Trust R	276,529	1,050,810
Gaming and Leisure Properties, Inc. R	42,869	1,558,288
Plymouth Industrial REIT, Inc. R	94,364	1,259,759
QTS Realty Trust, Inc. Class A R S	18,455	1,251,618
Spirit Realty Capital, Inc. R	48,401	1,718,720
STORE Capital Corp. R	61,300	1,657,552
		10,015,204

22 Small Cap Value Fund

COMMON STOCKS (95.9%)* cont.	Shares	Value
Food and staples retail (0.9%)
Ingles Markets, Inc. Class A	31,118	$1,257,167
		1,257,167
Gas utilities (1.0%)
Chesapeake Utilities Corp.	16,900	1,382,420
		1,382,420
Health-care equipment and supplies (0.3%)
Lantheus Holdings, Inc. †	33,600	450,912
		450,912
Health-care providers and services (2.9%)
Acadia Healthcare Co., Inc. †	36,900	1,140,579
Brookdale Senior Living, Inc. †	405,754	1,115,824
Magellan Health, Inc. †	21,672	1,635,369
Premier, Inc. Class A †	9,919	324,847
		4,216,619
Hotels, restaurants, and leisure (3.4%)
Brinker International, Inc.	38,000	1,711,520
Darden Restaurants, Inc.	15,737	1,363,926
Everi Holdings, Inc. †	239,900	1,861,624
		4,937,070
Household durables (1.8%)
Purple Innovation, Inc. † S	77,168	1,459,247
Universal Electronics, Inc. †	28,700	1,178,996
		2,638,243
Insurance (2.6%)
Argo Group International Holdings, Ltd. (Bermuda)	36,600	1,359,324
Heritage Insurance Holdings, Inc.	109,582	1,430,045
Palomar Holdings, Inc. †	7,509	843,636
State Auto Financial Corp.	5,027	77,567
		3,710,572
IT Services (1.9%)
Limelight Networks, Inc. † S	224,500	1,272,915
Unisys Corp. †	123,800	1,443,508
		2,716,423
Leisure products (1.9%)
Vista Outdoor, Inc. †	142,042	2,757,031
		2,757,031
Machinery (2.5%)
Crane Co.	24,400	1,379,576
Mayville Engineering Co., Inc. †	65,105	556,648
Wabash National Corp. S	132,700	1,620,267
		3,556,491
Media (0.4%)
Emerald Holding, Inc.	205,071	565,996
		565,996
Metals and mining (1.7%)
Ferroglobe Representation & Warranty Insurance Trust †	270,395	—
Major Drilling Group International, Inc. (Canada) †	474,600	2,456,051
		2,456,051

Small Cap Value Fund 23

COMMON STOCKS (95.9%)* cont.	Shares	Value
Mortgage real estate investment trusts (REITs) (1.8%)
KKR Real Estate Finance Trust, Inc. R	59,295	$1,079,169
Ladder Capital Corp. R	205,600	1,531,720
		2,610,889
Multi-utilities (1.1%)
Unitil Corp.	38,700	1,633,140
		1,633,140
Multiline retail (0.8%)
Big Lots, Inc. S	25,400	1,197,610
		1,197,610
Oil, gas, and consumable fuels (3.4%)
Arch Resources, Inc.	35,500	1,337,285
Magnolia Oil & Gas Corp. Class A † S	207,000	1,333,080
Range Resources Corp. S	161,100	1,201,806
Scorpio Tankers, Inc. S	91,407	1,082,259
		4,954,430
Paper and forest products (1.7%)
Louisiana-Pacific Corp.	42,300	1,393,362
Verso Corp. Class A	77,900	1,021,269
		2,414,631
Professional services (—%)
BancTec, Inc. 144A CVR F	160,833	—
		—
Semiconductors and semiconductor equipment (1.0%)
Photronics, Inc. †	142,669	1,430,970
		1,430,970
Software (2.6%)
Avaya Holdings Corp. †	101,688	1,578,198
IBEX, Ltd. †	139,525	2,231,005
		3,809,203
Specialty retail (3.5%)
Murphy USA, Inc. †	9,905	1,335,788
Shoe Carnival, Inc. S	64,000	2,104,320
Zumiez, Inc. †	62,200	1,597,296
		5,037,404
Thrifts and mortgage finance (4.0%)
Flagstar Bancorp, Inc.	53,700	1,687,254
MGIC Investment Corp.	135,600	1,243,452
Premier Financial Corp.	64,437	1,177,586
Walker & Dunlop, Inc.	30,100	1,648,878
		5,757,170
Tobacco (1.0%)
Turning Point Brands, Inc. S	49,910	1,442,399
		1,442,399
Trading companies and distributors (0.9%)
MRC Global, Inc. † S	34,200	194,598
Nesco Holdings, Inc. † S	294,761	1,179,044
		1,373,642

24 Small Cap Value Fund

COMMON STOCKS (95.9%)* cont.	Shares	Value
Water utilities (0.7%)
Consolidated Water Co., Ltd. (Cayman Islands)	83,289	$1,001,967
		1,001,967
Total common stocks (cost $141,568,066)		$138,745,759

INVESTMENT COMPANIES (3.4%)*	Shares	Value
Barings BDC, Inc. S	224,200	$1,824,988
Crescent Capital BDC, Inc.	44,570	550,440
Saratoga Investment Corp. S	73,771	1,264,435
TriplePoint Venture Growth BDC Corp.	110,300	1,240,875
Total investment companies (cost $5,332,555)		$4,880,738

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Nesco Holdings, Inc.	1/1/25	$11.50	49,986	$14,996
Total warrants (cost $63,982)				$14,996

SHORT-TERM INVESTMENTS (15.3%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.24% [d]	20,774,616	$20,774,616
Putnam Short Term Investment Fund Class P 0.21% L	1,399,077	1,399,077
Total short-term investments (cost $22,173,693)		$22,173,693

TOTAL INVESTMENTS
Total investments (cost $169,138,296)		$165,815,186

Key to holding’s abbreviations
CVR Contingent Value Rights

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2020 through August 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $144,721,199.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Small Cap Value Fund 25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$3,888,166	$—	$—
Consumer discretionary	20,270,805	—	—
Consumer staples	2,699,566	—	—
Energy	6,789,185	—	—
Financials	31,447,252	—	—
Health care	5,799,731	—	—
Industrials	28,125,447	—	—**
Information technology	11,664,568	—	—
Materials	12,438,356	—	—
Real estate	10,015,204	—	—
Utilities	5,607,479	—	—
Total common stocks	138,745,759	—	—

Investment companies	4,880,738	—	—
Warrants	14,996	—	—
Short-term investments	1,399,077	20,774,616	—
Totals by level	$145,040,570	$20,774,616	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

** Value of Level 3 security is $—.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

26 Small Cap Value Fund

Statement of assets and liabilities 8/31/20 (Unaudited)
ASSETS
Investment in securities, at value, including $19,977,475 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $146,964,603)	$143,641,493
Affiliated issuers (identified cost $22,173,693) (Notes 1 and 5)	22,173,693
Dividends, interest and other receivables	255,680
Receivable for shares of the fund sold	827,391
Receivable for investments sold	630,114
Prepaid assets	46,887
Total assets	167,575,258

LIABILITIES
Payable for investments purchased	777,955
Payable for shares of the fund repurchased	894,376
Payable for compensation of Manager (Note 2)	95,822
Payable for custodian fees (Note 2)	24,150
Payable for investor servicing fees (Note 2)	54,606
Payable for Trustee compensation and expenses (Note 2)	106,335
Payable for administrative services (Note 2)	234
Payable for distribution fees (Note 2)	46,299
Collateral on securities loaned, at value (Note 1)	20,774,616
Other accrued expenses	79,666
Total liabilities	22,854,059

Net assets	$144,721,199

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$215,365,353
Total distributable earnings (Note 1)	(70,644,154)
Total — Representing net assets applicable to capital shares outstanding	$144,721,199

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($97,863,585 divided by 10,901,116 shares)	$8.98
Offering price per class A share (100/94.25 of $8.98)*	$9.53
Net asset value and offering price per class B share ($706,352 divided by 107,231 shares)**	$6.59
Net asset value and offering price per class C share ($5,460,277 divided by 833,610 shares)**	$6.55
Net asset value, offering price and redemption price per class R share
($775,302 divided by 88,955 shares)	$8.72
Net asset value, offering price and redemption price per class R5 share
($74,271 divided by 7,747 shares)	$9.59
Net asset value, offering price and redemption price per class R6 share
($14,066,945 divided by 1,466,947 shares)	$9.59
Net asset value, offering price and redemption price per class Y share
($25,774,467 divided by 2,697,247 shares)	$9.56

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 27

Statement of operations Six months ended 8/31/20 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $6,573)	$1,518,967
Interest (including interest income of $5,742 from investments in affiliated issuers) (Note 5)	5,762
Securities lending (net of expenses) (Notes 1 and 5)	27,357
Total investment income	1,552,086

EXPENSES
Compensation of Manager (Note 2)	420,494
Investor servicing fees (Note 2)	155,061
Custodian fees (Note 2)	1,556
Trustee compensation and expenses (Note 2)	3,465
Distribution fees (Note 2)	142,608
Administrative services (Note 2)	1,408
Blue sky expense	49,592
Other	64,532
Total expenses	838,716

Expense reduction (Note 2)	(299)
Net expenses	838,417

Net investment income	713,669

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(27,656,153)
Foreign currency transactions (Note 1)	(450)
Written options (Note 1)	6,096
Total net realized loss	(27,650,507)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	14,706,392
Assets and liabilities in foreign currencies	87
Total change in net unrealized appreciation	14,706,479

Net loss on investments	(12,944,028)

Net decrease in net assets resulting from operations	$(12,230,359)

The accompanying notes are an integral part of these financial statements.

28 Small Cap Value Fund

Statement of changes in net assets
DECREASE IN NET ASSETS	Six months ended 8/31/20*	Year ended 2/29/20
Operations
Net investment income	$713,669	$2,431,045
Net realized gain (loss) on investments
and foreign currency transactions	(27,650,507)	2,291,537
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	14,706,479	(23,577,530)
Net decrease in net assets resulting from operations	(12,230,359)	(18,854,948)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(1,655,123)
Class B	—	(13,390)
Class C	—	(92,034)
Class R	—	(12,665)
Class R5	—	(2,366)
Class R6	—	(485,365)
Class Y	—	(678,322)
From return of capital
Class A	—	(105,969)
Class B	—	(857)
Class C	—	(5,893)
Class R	—	(811)
Class R5	—	(151)
Class R6	—	(31,075)
Class Y	—	(43,429)
Decrease from capital share transactions (Note 4)	(17,491,151)	(73,668,705)
Total decrease in net assets	(29,721,510)	(95,651,103)

NET ASSETS
Beginning of period	174,442,709	270,093,812
End of period	$144,721,199	$174,442,709

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	capital	distributions	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class A
August 31, 2020**	$9.46	.04	(.52)	(.48)	—	—	—	—	$8.98	(5.07)*	$97,864	.65*	.50*	62*
February 29, 2020	10.63	.10	(1.12)	(1.02)	(.14)	—	(.01)	(.15)	9.46	(9.77)	110,135	1.23	.96	108
February 28, 2019	13.06	.07	(.56)	(.49)	(.09)	(1.79)	(.06)	(1.94)	10.63	(2.78)	138,636	1.22	.58	534
February 28, 2018	17.69	.03	.50	.53	(.08)	(5.08)	—	(5.16)	13.06	2.85	159,252	1.21	.18	469
February 28, 2017	12.82	.08	4.91	4.99	(.12)	—	—	(.12)	17.69	38.90	187,839	1.18[e]	.53[e]	63
February 29, 2016	15.34	.10	(1.87)	(1.77)	(.13)	(.58)	(.04)	(.75)	12.82	(12.04)	142,656	1.15	.70	62
Class B
August 31, 2020**	$6.97	.01	(.39)	(.38)	—	—	—	—	$6.59	(5.45)*	$706	1.03*	.13*	62*
February 29, 2020	7.87	.02	(.83)	(.81)	(.08)	—	(.01)	(.09)	6.97	(10.47)	977	1.98	.24	108
February 28, 2019	10.21	(.01)	(.46)	(.47)	(.05)	(1.79)	(.03)	(1.87)	7.87	(3.57)	1,774	1.97	(.10)	534
February 28, 2018	14.93	(.08)	.44	.36	—	(5.08)	—	(5.08)	10.21	2.21	2,594	1.96	(.56)	469
February 28, 2017	10.86	(.03)	4.14	4.11	(.04)	—	—	(.04)	14.93	37.80	3,424	1.93[e]	(.25) [e]	63
February 29, 2016	13.10	—[d]	(1.59)	(1.59)	(.05)	(.58)	(.02)	(.65)	10.86	(12.68)	2,398	1.90	(.03)	62
Class C
August 31, 2020**	$6.93	.01	(.39)	(.38)	—	—	—	—	$6.55	(5.48)*	$5,460	1.03*	.13*	62*
February 29, 2020	7.83	.02	(.82)	(.80)	(.09)	—	(.01)	(.10)	6.93	(10.43)	6,905	1.98	.22	108
February 28, 2019	10.16	(.01)	(.46)	(.47)	(.04)	(1.79)	(.03)	(1.86)	7.83	(3.60)	9,845	1.97	(.08)	534
February 28, 2018	14.88	(.08)	.44	.36	—	(5.08)	—	(5.08)	10.16	2.21	18,306	1.96	(.57)	469
February 28, 2017	10.82	(.03)	4.13	4.10	(.04)	—	—	(.04)	14.88	37.88	22,025	1.93[e]	(.23) [e]	63
February 29, 2016	13.09	(.01)	(1.60)	(1.61)	(.06)	(.58)	(.02)	(.66)	10.82	(12.78)	15,527	1.90	(.05)	62
Class R
August 31, 2020**	$9.19	.03	(.50)	(.47)	—	—	—	—	$8.72	(5.11)*	$775	.78*	.35*	62*
February 29, 2020	10.34	.07	(1.09)	(1.02)	(.12)	—	(.01)	(.13)	9.19	(10.02)	734	1.48	.72	108
February 28, 2019	12.76	.04	(.55)	(.51)	(.07)	(1.79)	(.05)	(1.91)	10.34	(3.07)	1,050	1.47	.28	534
February 28, 2018	17.40	(.02)	.51	.49	(.05)	(5.08)	—	(5.13)	12.76	2.64	1,146	1.46	(.10)	469
February 28, 2017	12.62	.04	4.82	4.86	(.08)	—	—	(.08)	17.40	38.55	977	1.43[e]	.29[e]	63
February 29, 2016	15.12	.06	(1.85)	(1.79)	(.10)	(.58)	(.03)	(.71)	12.62	(12.28)	743	1.40	.39	62
Class R5
August 31, 2020**	$10.09	.06	(.56)	(.50)	—	—	—	—	$9.59	(4.96)*	$74	.48*	.70 *	62*
February 29, 2020	11.33	.16	(1.23)	(1.07)	(.16)	—	(.01)	(.17)	10.09	(9.61)	97.90		1.47	108
February 28, 2019	13.79	.12	(.59)	(.47)	(.12)	(1.79)	(.08)	(1.99)	11.33	(2.50)	446.89		.91	534
February 28, 2018	18.39	.08	.54	.62	(.14)	(5.08)	—	(5.22)	13.79	3.29	555.89		.48	469
February 28, 2017	13.32	.13	5.11	5.24	(.17)	—	—	(.17)	18.39	39.36	469	.87[e]	.80[e]	63
February 29, 2016	15.90	.15	(1.94)	(1.79)	(.16)	(.58)	(.05)	(.79)	13.32	(11.73)	14.86		.96	62

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Small Cap Value Fund	Small Cap Value Fund 31

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	capital	distributions	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class R6
August 31, 2020**	$10.08	.06	(.55)	(.49)	—	—	—	—	$9.59	(4.86)*	$14,067	.43*	.71*	62*
February 29, 2020	11.32	.16	(1.21)	(1.05)	(.18)	—	(.01)	(.19)	10.08	(9.42)	14,260.80		1.43	108
February 28, 2019	13.78	.14	(.59)	(.45)	(.13)	(1.79)	(.09)	(2.01)	11.32	(2.39)	36,574.79		1.07	534
February 28, 2018	18.39	.10	.53	.63	(.16)	(5.08)	—	(5.24)	13.78	3.33	52,510.79		.59	469
February 28, 2017	13.31	.14	5.12	5.26	(.18)	—	—	(.18)	18.39	39.54	56,106	.77[e]	.85[e]	63
February 29, 2016	15.90	.15	(1.94)	(1.79)	(.17)	(.58)	(.05)	(.80)	13.31	(11.71)	21,860.76		.97	62
Class Y
August 31, 2020**	$10.06	.05	(.55)	(.50)	—	—	—	—	$9.56	(4.97)*	$25,774	.53*	.65*	62*
February 29, 2020	11.28	.14	(1.19)	(1.05)	(.16)	—	(.01)	(.17)	10.06	(9.51)	41,335.98		1.23	108
February 28, 2019	13.74	.12	(.60)	(.48)	(.11)	(1.79)	(.08)	(1.98)	11.28	(2.66)	79,881.97		.93	534
February 28, 2018	18.33	.08	.53	.61	(.12)	(5.08)	—	(5.20)	13.74	3.20	126,302.96		.45	469
February 28, 2017	13.27	.12	5.09	5.21	(.15)	—	—	(.15)	18.33	39.30	211,823	.93[e]	.76[e]	63
February 29, 2016	15.86	.14	(1.94)	(1.80)	(.16)	(.58)	(.05)	(.79)	13.27	(11.86)	146,979.90		.94	62

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

32 Small Cap Value Fund	Small Cap Value Fund 33

Notes to financial statements 8/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2020 through August 31, 2020.

Putnam Small Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massa-chusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Under normal circumstances, the fund invests at least 80% of its net assets in companies of a size similar to those in the Russell 2000 Value Index. This policy may be changed only after 60 days’ notice to shareholders. As of April 30, 2020, the index was composed of companies having market capitalizations of between approximately $14.5 million and $6.9 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

34 Small Cap Value Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from

Small Cap Value Fund 35

foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

36 Small Cap Value Fund

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $20,774,616 and the value of securities loaned amounted to $19,977,475.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At February 29, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$30,538,915	$5,622,162	$36,161,077

Small Cap Value Fund 37

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $173,361,425, resulting in gross unrealized appreciation and depreciation of $13,120,722 and $20,666,961, respectively, or net unrealized depreciation of $7,546,239.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.313% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution

38 Small Cap Value Fund

accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$110,886	Class R5	58
Class B	884	Class R6	3,187
Class C	6,455	Class Y	32,750
Class R	841	Total	$155,061

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $299 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $103, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$111,350
Class B	1.00%	1.00%	3,563
Class C	1.00%	1.00%	26,006
Class R	1.00%	0.50%	1,689
Total			$142,608

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,644 from the sale of class A shares, and received $128 and $10 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $14 on class A redemptions.

Small Cap Value Fund 39

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$86,531,485	$103,254,684
U.S. government securities (Long-term)	—	—
Total	$86,531,485	$103,254,684

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 8/31/20		YEAR ENDED 2/29/20
Class A	Shares	Amount	Shares	Amount
Shares sold	1,454,586	$12,090,033	893,632	$9,507,140
Shares issued in connection with
reinvestment of distributions	—	—	160,735	1,713,431
	1,454,586	12,090,033	1,054,367	11,220,571
Shares repurchased	(2,196,571)	(17,825,711)	(2,454,128)	(26,019,875)
Net decrease	(741,985)	$(5,735,678)	(1,399,761)	$(14,799,304)

	SIX MONTHS ENDED 8/31/20		YEAR ENDED 2/29/20
Class B	Shares	Amount	Shares	Amount
Shares sold	3,473	$19,205	10,130	$77,690
Shares issued in connection with
reinvestment of distributions	—	—	1,785	14,045
	3,473	19,205	11,915	91,735
Shares repurchased	(36,479)	(212,845)	(97,185)	(754,029)
Net decrease	(33,006)	$(193,640)	(85,270)	$(662,294)

	SIX MONTHS ENDED 8/31/20		YEAR ENDED 2/29/20
Class C	Shares	Amount	Shares	Amount
Shares sold	53,093	$296,535	116,767	$896,544
Shares issued in connection with
reinvestment of distributions	—	—	12,502	97,769
	53,093	296,535	129,269	994,313
Shares repurchased	(216,127)	(1,194,993)	(389,983)	(3,000,916)
Net decrease	(163,034)	$(898,458)	(260,714)	$(2,006,603)

40 Small Cap Value Fund

	SIX MONTHS ENDED 8/31/20		YEAR ENDED 2/29/20*
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	5,870	$51,973
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	—	—	5,870	51,973
Shares repurchased	—	—	(214,361)	(1,956,880)
Net decrease	—	$—	(208,491)	$(1,904,907)

	SIX MONTHS ENDED 8/31/20		YEAR ENDED 2/29/20
Class R	Shares	Amount	Shares	Amount
Shares sold	17,551	$118,114	11,384	$116,523
Shares issued in connection with
reinvestment of distributions	—	—	1,300	13,476
	17,551	118,114	12,684	129,999
Shares repurchased	(8,451)	(55,582)	(34,422)	(362,802)
Net increase (decrease)	9,100	$62,532	(21,738)	$(232,803)

	SIX MONTHS ENDED 8/31/20		YEAR ENDED 2/29/20
Class R5	Shares	Amount	Shares	Amount
Shares sold	1,937	$16,070	8,309	$92,684
Shares issued in connection with
reinvestment of distributions	—	—	222	2,517
	1,937	16,070	8,531	95,201
Shares repurchased	(3,804)	(33,088)	(38,265)	(426,780)
Net decrease	(1,867)	$(17,018)	(29,734)	$(331,579)

	SIX MONTHS ENDED 8/31/20		YEAR ENDED 2/29/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	436,687	$3,521,380	557,643	$6,257,390
Shares issued in connection with
reinvestment of distributions	—	—	45,310	514,376
	436,687	3,521,380	602,953	6,771,766
Shares repurchased	(384,156)	(3,344,763)	(2,420,458)	(27,513,394)
Net increase (decrease)	52,531	$176,617	(1,817,505)	$(20,741,628)

	SIX MONTHS ENDED 8/31/20		YEAR ENDED 2/29/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	240,514	$1,978,662	879,204	$9,892,635
Shares issued in connection with
reinvestment of distributions	—	—	63,479	719,214
	240,514	1,978,662	942,683	10,611,849
Shares repurchased	(1,653,932)	(12,864,168)	(3,911,612)	(43,601,436)
Net decrease	(1,413,418)	$(10,885,506)	(2,968,929)	$(32,989,587)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, a shareholder of record owned 6.6% of the outstanding shares of the fund.

Small Cap Value Fund 41

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/29/20	cost	proceeds	income	of 8/31/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$15,762,450	$66,147,469	$61,135,303	$59,169	$20,774,616
Putnam Short Term
Investment Fund**	2,751,533	32,542,363	33,894,819	5,742	1,399,077
Total Short-term
investments	$18,513,983	$98,689,832	$95,030,122	$64,911	$22,173,693

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Written equity option contracts (contract amount)	$—*
Warrants (number of warrants)	50,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

42 Small Cap Value Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$14,996	Payables	$—
Total		$14,996		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Options	Total
Equity contracts	$6,096	$6,096
Total	$6,096	$6,096

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Total
Equity contracts	$(1,999)	$(1,999)
Total	$(1,999)	$(1,999)

Note 8: Change in independent accountants (unaudited)

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation, effective upon the completion of its audit with respect to the Fund’s financial statements for its fiscal year ended February 29, 2020, and the issuance of its report thereon. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant effective upon the completion of the audit by KPMG LLP of the Fund’s financial statements for the fiscal year ended February 29, 2020, and the issuance of KPMG LLP’s report thereon.

Small Cap Value Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Small Cap Value Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA069 322834 10/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 29, 2020